SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): May 18, 2006


                              UNITED-GUARDIAN, INC.
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               (Exact name of Registrant as Specified in Charter)


          DELAWARE                       1-10526                  11-1719724
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   230 Marcus Boulevard, Hauppauge, New York                        11788
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   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (631) 273-0900
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      _
     [_] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)
      _
     [_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
      _
     [_] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b)
      _
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 8.01 - Other Events
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     On May 18, 2006, United-Guardian, Inc. issued a press release announcing that its Board of Directors had declared a special cash dividend of $.25 per share to all stockholders of record as of June 2, 2006, to be payable on June 16, 2006. A copy of that press release is furnished as Exhibit 99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
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  (c) Exhibits

      Exhibit Number       Exhibit
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      99.1                 Press Release dated May 18, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   UNITED-GUARDIAN, INC.

                                                   By:/s/ Kenneth H. Globus
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                                                   Name:  Kenneth H. Globus
                                                   Title: President

May 19, 2006